SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2015

BOJANGLES’, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37374	45-2988924
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Southern Pine Boulevard,

Charlotte, NC 28273

(Address of Principal Executive Offices)

(704) 527-2675

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Amendment to the Amended and Restated Certificate of Incorporation

On May 12, 2015, in connection with the initial public offering (the “IPO”) of shares of Common Stock, par value $0.01 per share (“Common Stock”), of Bojangles’, Inc. (the “Company”) as described in the Form S-1 Registration Statement (File No. 333- 203268) filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 6, 2015, as amended (the “Registration Statement”) the Company filed a Second Certificate of Amendment (the “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of Bojangles’, Inc., as amended (the “Charter”), with the Secretary of State of Delaware, thereby giving effect to the Certificate of Amendment as of May 12, 2015. The Certificate of Amendment amends the Charter (i) to effect a 359.03843-for-1 stock split of the Common Stock (the “Stock Split”) to be effective upon the effectiveness of the Certificate of Amendment (subject to rounding to eliminate fractional shares) and (ii) increase the authorized number of shares of Common Stock to 150,000,000.

Amended and Restated Certificate of Incorporation

On May 12, 2015, in connection with the IPO, the Company filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of Delaware, which amended and restated the Charter in its entirety. Among other things, and as described in the Registration Statement, the Amended and Restated Charter provides for the authorized number of shares of Common Stock to be 150,000,000 and preferred stock to be 25,000,000 and includes provisions relating to the classification of the Company’s board of directors. The Amended and Restated Charter will be effective on May 13, 2015 upon the closing of the IPO.

Each of the Certificate of Amendment and the Amended and Restated Charter was approved by the board of directors of the Company on April 22, 2015 and by the stockholders of the Company on April 27, 2015.

Amended and Restated Bylaws

On April 17, 2015, the board of directors of the Company approved the amendment and restatement of the bylaws of the Company in their entirety to be effective upon the closing of the IPO (the “Amended and Restated Bylaws”). Among other things, and as described in the Registration Statement, the Amended and Restated Bylaws: (i) provide for a classified board of directors of the Company; (ii) includes procedures for nominating person to the board and filling any vacancy occurring in the board and (iii) includes an exclusive forum provision.

The Certificate of Amendment, Amended and Restated Charter and Amended and Restated Bylaws are included with this Current Report on Form 8-K as Exhibits 3.1, 3.2 and 3.3, respectively. The foregoing descriptions of the Certificate of Amendment, Amended and Restated Charter and Amended and Restated Bylaws are not complete and are qualified by reference to Exhibits 3.1, 3.2 and 3.3, respectively, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Second Certificate of Amendment to the Second Amended and Restated Certificate of Correction, effective May 12, 2015.

3.2	Amended and Restated Certificate of Incorporation of Bojangles’, Inc., effective May 13, 2015.

3.3	Amended and Restated Bylaws of Bojangles’, Inc., effective May 12, 2015 (incorporated by reference to Exhibit 3.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-203268) as filed on April 27, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOJANGLES’, INC.

Date: May 13, 2015	By:	/s/ Eric M. Newman
		Name:	Eric M. Newman
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1	Second Certificate of Amendment to the Second Amended and Restated Certificate of Correction, effective May 12, 2015.

3.2	Amended and Restated Certificate of Incorporation of Bojangles’, Inc., effective May 13, 2015.